SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       January 4, 2002
Date of Report (Date of earliest event reported)

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                              PEOPLES BANCORP INC.
                             ---------------------
             (Exact name of Registrant as specified in its charter)



                                     0-16772
                             Commission File Number



           Ohio                                  31-0987416
----------------------------------------------   -------------------------
(State or other jurisdiction of incorporation)   (I.R.S. Employer
                                                 Identification Number)

                  138 Putnam Street
                     P.O. Box 738,
                    Marietta, Ohio               45750
---------------------------------------------   -----------
(Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code:  (740) 373-3155


                                  Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5. Other Events
        On January 4, 2002, Peoples Bancorp Inc. announced it had signed a definitive agreement to acquire all of the outstanding common stock of First Colony Bancshares. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

EXHIBIT NUMBER           DESCRIPTION
------------------       ---------------------------
99                       News Release issued January 4, 2002

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.
                                                                   .

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  January 4, 2002                     PEOPLES BANCORP INC.
                                           --------------------
                                           Registrant



                                  By: /s/  ROBERT E. EVANS
                                           Robert E. Evans
                                           President and Chief Executive Officer



                                INDEX TO EXHIBITS
Exhibit Number            Description                   Page
---------------           -----------------------       -----------
99                        News Release issued           4 - 5